Exhibit 10.1

AMENDMENT NUMBER ONE

TO

SECURED PROMISSORY NOTE PURCHASE AGREEMENT

March 27, 2024

FOR VALUE RECEIVED, Augusta Gold Corp., a Nevada corporation (the “Company”) and Augusta Investments Inc., a British Columbia corporation or its assigns (the “Purchaser”), hereby enter into this Amendment Number One (the “Amendment”) to that certain Secured Promissory Note Purchase Agreement by and between the Company and the Purchaser dated September 13, 2022 (the “Purchase Agreement”).

The parties hereby agree to amend the Purchase Agreement as follows:

1.	Section 1.1 of the Purchase Agreement is hereby amended and restated in its entirety as follows:

“1.1 The Loan. Subject to the terms of this Agreement, the Purchaser agrees to lend to the Company, from time to time, at the Closing for each such loan (as hereinafter defined) the amount for each such loan, from time to time (the “Loan Amount”), against the issuance and delivery by the Company of an amended and restated secured promissory note for such amount, in the form attached hereto as Exhibit A (the “Note”), with each Loan Amount and the Closing for each such Loan Amount to be set forth on Schedule A to the Note, and with the Note to be secured by a first priority, perfected security interest in all the property of the Company pursuant to the amended and restated guaranty and security agreement in the form attached hereto as Exhibit B (the “Security Agreement”) and such amended and restated Deeds of Trust, Assignment of Leases, Rents and Contracts (each a “Deed of Trust”) over the Company’s real property, mining claims and mining leases encompassing each of the Company’s Bullfrog Gold Project and Reward Gold Project to be filed promptly by the Company, in such form as reasonable satisfactory to the Purchaser.”

2.

Section 2.1 of the Purchase Agreement is hereby amended and restated in its entirety as follows:

“2.1 Closing. The sale and purchase of each portion of the Note (the “Closing”) shall be held at such date and time as the Company and Purchaser may mutually agree (such date is hereinafter referred to as the “Closing Date”).”

3.

Section 2.2 of the Purchase Agreement is hereby amended and restated in its entirety as follows:

“2.2 Delivery. At each Closing (a) the Purchaser shall deliver to the Company a certified check or wire transfer of immediately available funds in the amount of the Loan Amount for such Closing (less, in each case, any origination fee as set forth on Schedule A to the Note (the “Origination Fee”)); and (b) the Company shall issue and deliver to the Purchaser the Note with Schedule A thereto amended to reflect the Loan Amount and funding date for the Loan Amount and payable in the principal amount of the aggregate total of the Loan Amounts through the date of such Closing, and, in relation to the first Closing or such subsequent Closings as may be required by the Purchaser, the Security Agreement in favor of the Purchaser.”

3.

Section 7.2 of the Purchase Agreement is hereby amended and restated in its entirety as follows:

“7.2 Governing Law. This Agreement shall be governed by and construed under the laws of the State of Nevada without giving effect to conflicts of laws principles. FURTHER, BOTH THE COMPANY AND THE PURCHASER HEREBY WAIVE TRIAL BY JURY IN ANY ACTION TO ENFORCE THIS AGREEMENT.”

4.	In consideration for the Lender granting an extension to the Maturity Date of the Note from March 31, 2024 to June 30, 2024, the Company has agreed to pay to the Lender an extension fee of $27,790.70, which amount will be accrued and due on the Maturity Date of the Note.

5.	All notices under this Amendment shall be given pursuant to the provisions of Section 7.5 of the Purchase Agreement.

6.	This Amendment shall be interpreted in accordance with Section 7.9 of the Purchase Agreement.

7.	This Amendment shall be governed by and construed under the laws of the State of Nevada. FURTHER, BOTH THE COMPANY AND THE LENDER HEREBY WAIVE TRIAL BY JURY IN ANY ACTION TO ENFORCE THIS AMENDMENT.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company has executed this Amendment as of the date set forth above.

AUGUSTA GOLD CORP.

By:	/s/ Purni Parikh
Name:	Purni Parikh
Title:	SVP, Corporate Affairs

ACKNOWLEDGED AND AGREED, by the Lender as of the date set forth above.

AUGUSTA INVESTMENTS INC.

By:	/s/ Richard Warke
Name:	Richard Warke
Title:	Director